LEASE

   This lease is made and entered into as of the 23 day of October 2000, by and between LUCKY MANAGEMENT, CORP. (landlord) and GAMING VENTURE CORP., U.S.A. (Tenant),

                              WITNESSETH:

   For and in consideration of the rental and the covenants hereinafter set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the "Leased Premises" (described on Exhibit A hereto) for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

A. LANDLORD:  LUCKY MANAGEMENT

B. TENANT:    GAMING VENTURE CORP., U.S.A.

C. LEASED PREMISES:

   The leased Premises contains 2,000 square feet occupied by Tenant located in the building (the "Building) located at 801 Pascack Road, in the city of Paramus, Bergen County, New Jersey.

D. LEASE TERM:

   Sixty (60) months commencing on January 1, 2001 and ending on December 31, 2005.

E. BASE RENT:

   $2.000 per month.

F. SECURITY DEPOSIT

   None

G. ADDRESSES FOR NOTICES AND PAYMENT OF RENT AND CHARGES:

   TO LANDLORD:

   Lucky Management Corp.
   177 Main Street
   Box 32
   Fort Lee, NJ   07024

   TO TENANT:

   Gaming Venture Corp., U.S.A.
   801Pascack Road
   Paramus, NJ   07652


H. USE OF PREMISES:

   Tenant shall be permitted to use and occupy the Leased Premises for general office purposes.







BASIC LEASE TERMS

1. Leased Premises.
   ---------------

   1.1 Grant of Leased Premises.  Landlord hereby leases to Tenant and
       ------------------------
Tenant hereby leases from Landlord the Leased Premises described in paragraph C of the Summary of Basic Lease Terms.

   1.2 Office Building.  The Leased Premises is located in the
       ---------------
Building. Tenant's use and occupancy of the Leased Premises shall include the use, in common with others, of the Common Areas described in Article 12 but excepting therefrom and reserving unto Landlord the exterior faces of all exterior walls, the roof and the right to install, use and maintain where necessary in the Leased Premises all pipes, duct work, conduits and utility lines through hung ceiling spaces, partitions, beneath the floor or through other parts of the Leased Premises, and further subject to all present easements, restrictions and agreements affecting the Building.

   1.3 Construction By Tenant.  Tenant shall be permitted to prepare
       ----------------------
the Leased Premises for occupancy. Such preparation shall include reasonable non-structural improvements to the Leased Premises as are approved by Landlord in writing. Prior to commencing any construction activities, Tenant shall submit detailed plans of the proposed improvements to Landlord for Landlord's approval. Landlord's failure to deliver written objection to any such plans writing twenty (20) days of receipt of such plans shall be deemed an approval to such plans.
All construction performed by Tenant shall be performed in a first-class workmanlike manner and shall be performed in accordance with all applicable State and municipal laws, regulations, codes and ordinances.

2. Term.
   ----

2.1	Basic Terms.  The term of this Lease shall be for the period of
-----------
five years commencing and ending on the dates set forth in paragraph D of the Summary of Basic Lease Terms.

2.2	Definition of Term.  For the purposes of this Lease the word
------------------
"Term" shall include the Basic Term and any agreed extension thereof.

3. Rent.
   ----

3.1	Base Rent.  Tenant agrees to pay to Landlord, by regular check,
---------
promptly when due, without notice or demand, as rent for the Leased Premises, the Base Rent set forth in paragraph E of the Summary of Basic Lease Terms for each and every month during the Lease Term. The first installment of rent shall be due on January 2, 2001.







3.2	Place of Payments.  All Rent payable hereunder, as well as
-----------------
other amounts payable by Tenant to Landlord under the terms of this Lease, shall be paid as set forth in paragraph G of the Summary of Basic Lease Terms, or at such other place as Landlord may from time to time designate, in lawful money of the United States.

4. Condition of Leased Premises.
   ----------------------------
Tenant hereby agrees that by taking possession of the Leased Premises it is acknowledging that the Leased Premises is in a clean and good operating condition on the date of possession.

5. Use.
   ---

   5.1 Permitted Use.  Tenant shall use the Leased Premises solely for
       -------------
those purposes set forth in paragraph H of the Summary of Basic Lease Terms and shall not permit the Leased Premises to be used for any other purposes.

   5.2 Compliance with Laws.  Tenant shall at its sole cost and expense
       --------------------
promptly comply with all applicable laws, statutes, ordinances, rules, regulations, orders and requirements in effect during the Term regulating the use or occupancy of the Leased Premises, including all regulations governing the disposal of chemical waste and recyclable materials and including the requirements of any board of fire underwriters or other similar body now or hereafter constituted.

   5.3 Insurance Cancellation.  Tenant shall not do nor permit anything
       ----------------------
to be done on or about the Leased Premises which may in any way cause cancellation or increase the existing rate of any insurance policy covering the Building or any of its contents, or cause cancellation of any such insurance policy. If any such action shall increase the rate of any such policy, Tenant shall pay the amount of such increase.

6. Utilities and Services.
   ----------------------

6.1	Utilities.  Tenant shall pay for all gas, electricity, and
---------
telephone used on or from the Leased Premises, including without limitation, Tenant's percentage share for the use of Tenant's pro rata portion of such utilities which are not separately metered. Landlord shall provide reasonable back-up for any utilities which are not separately metered.

6.2	Operation of Services.  Tenant shall not make alterations or
---------------------
additions to the Leased Premises, or install any equipment or machinery which would affect the heating and air conditioning system of the Building, without Landlord's prior written consent.


6.3	Interruption of Services.  Landlord may, with notice to Tenant,
------------------------
or without notice in case of emergency, cut off and discontinue services when such discontinuance is necessary in order to make repairs or alterations and Landlord shall diligently perform such repair or alteration. If the Leased Premises are rendered unusable for their intended purpose as a result of such failure, interruption or reduction by Landlord for a continuous period of ten (10) business days and Tenant is reasonably unable to occupy the Leased Premises as a result thereof, the Base Rent shall thereafter abate until Tenant is reasonably able to occupy the Leased Premises or services are restored, whichever first occurs.

7. Maintenance, Repairs and Alterations.
   ------------------------------------

7.1	Landlord's Obligation.  Landlord shall maintain the structural
---------------------
integrity of the foundations, exterior roof and exterior walls (excluding the interior surface of exterior walls) of the Building, except that Tenant shall bear the cost of all repairs t the Leased Premises and the Building which become necessary by reason of negligence or misuse by Tenant. Landlord shall be responsible for replacement and repair of all windows, doors and plate glass which are the result of improper construction or installation. Except for Tenant's obligation as provided in the following section, Landlord shall make all other repairs, provide general maintenance and furnish such limited janitorial services as Landlord deems reasonably necessary for the operation of the Building.

7.2	Tenant's Obligations.  Throughout the term of this Lease,
     --------------------
Tenant shall exercise due care in the use and occupancy of the Leased Premises and the Building and shall, at its expense, repair all damage thereof with materials and workmanship of the same character, kind and quality as the original. Tenant, at Tenant's expense, shall provide for all special or additional maintenance services, including waste disposal service, or replacement required by Tenant's special use of the Leased Premises. Tenant will not bring into the Building or permit the placing within the Building of equipment or property exceeding the floor loads of the Building.

7.3	Notification to Landlord.  Tenant agrees to notify promptly
------------------------
Landlord or its representative of any accidents or defects in the Building of which Tenant becomes aware, including defects in pipes, electric wiring and heating, ventilation and air conditioning equipment or conditions which may cause injury or damage to the Building or any person therein.

7.4	Surrender of Leased Premises.  Upon the expiration or sooner
----------------------------
termination of the Lease Term, Tenant agrees to quit and surrender the Leased Premises, broom-clean, in good condition and repair, ordinary wear and tear excepted, together with all keys and lighting fixtures and equipment at any time made or installed in, upon or to the interior or exterior (except personal property and trade fixtures put in at Tenant's expense) all of which shall thereupon become the property of Landlord, but the surrender of such property to Landlord shall not be deemed to be a payment of Rent or in lieu of any Rent reserved hereunder. Before surrendering the Leased Premises, Tenant shall remove all of Tenant's personal property and trade fixtures. If Tenant's shall fail to remove any of Tenant's personal property and trade fixtures, then at the option of Landlord shall have the right to remove and store said property, at the expense of Tenant, without further notice to or demand upon Tenant and hold Tenant responsible for any and all charges and expenses incurred by Landlord therefore.

8. Alterations and Additions.
   -------------------------

   8.1 Landlord's Consent Required.  Tenant shall not make any
       ---------------------------
structural alterations or additions to the Leased Premises without first obtaining Land1ord's written consent which consent shall not be unreasonably withheld. Tenant shall cause any such structural alteration approved by Landlord to he done promptly and in good and workmanlike manner in accordance with the plans and specifications submitted to and approved by Landlord and such reasonable rules and regulations as may be established by Landlord. All work shall be performed in accordance with applicable building codes and governmental regulations. Tenant shall not be required to obtain Landlord's consent for any non-structural repairs, improvements or alterations.

   8.2 Payment for Work.  All costs of any work performed by at
       ----------------
the insistence of Tenant shall be paid promptly by Tenant so as to avoid the assertion of any mechanic's and/or materialmen's liens. Within thirty (30) calendar days after receipt of notice thereof, Tenant shall discharge, by bonding, payment or other means acceptable to Landlord, any mechanic's lien filed against the Leased Premises or the Building resulting from material or labor furnished or performed at the instance or request of Tenant. If the lien is not discharged within said thirty (30) calendar day period, Landlord shall have the right, but not the obligation, to discharge said lien by payment, bonding or otherwise, and the costs and expenses to Landlord of obtaining such discharge shall be paid to Landlord by Tenant on demand as additional rent.

   8.3 Signage.  Tenant may install signs in the Leased Premises
       -------
which are visible from outside the Leased Premises only with Landlord's consent, which consent shall not unreasonably be withheld.

9. Insurance.
   ---------

   9.1 Tenant's Insurance.  Tenant shall at all times during the
       ------------------
term and at its own cost and expense, procure and maintain in force worker's compensation insurance and bodily injury liability and property damage and contractual liability insurance against liability for injury or death of any person in connection with the use, operation or condition of the Leased Premises. The limits of any such insurance shall not limit the liability of Tenant. Tenant shall at all times during the term hereof, at its cost and expense, maintain in effect policies of insurance covering its fixtures, equipment and leasehold improvements installed by Tenant located on the Leased Premises, in the amount of their full replacement value, providing protection against any peril included in the classification of all risk coverage, including without limitation, fire, sprinkler leakage and flood and vandalism and malicious mischief on a one hundred percent (100%) replacement cost basis covering all contents, merchandise, inventory, equipment, floor covering, fixtures and improvements and such other portion of the Leased Premises which Landlord is not responsible for restoring.

   9.2 Landlord's Insurance.  Landlord shall procure and maintain,
       --------------------
during the term of this Lease, fire and extended coverage insurance on the Building and leasehold improvements (to the extent of the cost thereof paid by Landlord) in amounts of not less than one hundred percent (100%) of the replacement value (exclusive of foundations, and improvements which Tenant is required to insure). Landlord will also, throughout the term hereof, carry public liability and property damage insurance with respect to the operation of the Building. Tenant shall have no right to any portion of the proceeds of any insurance carried by Landlord.

   9.3 Form of Policies.  All insurance required to carried by Tenant
       ----------------
hereunder shall be with companies licensed to underwrite insurance within the State of Nevada, naming Landlord, any persons, firms or corporations designated by Landlord, and any mortgagee of the Building of whose identity Tenant has been notified, as additional insureds. Copies of all such policies or certificates issued by the insurance company evidencing the existence and amounts of such policies shall be delivered to Landlord upon request. No such policy shall be cancelable, or subject to modification except after ten (10) calendar days; prior written notice to Landlord and any mortgagee required to be named thereunder.

10. Indemnity.
    ---------

   10.1 Indemnification of Landlord.  To the extent that Landlord is
        ---------------------------
not otherwise covered by insurance, Tenant shall indemnify and hold Landlord harmless from and against any and all losses, claims and damages arising from Tenant's use of the Leased Premises or the Building or the conduct of its business or from any act or omission to act, activity, work or thing done, permitted or suffered by Tenant its employees, agents, customers, or invitees in or about the Leaded Premises, and shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation of Tenant to be performed under the terms of this Lease, or arising from any act or omission of Tenant or any of its agents. licensees or sublessees, contractors or employees, invitees or customers and from and against all costs, attorneys' fees, expenses and liabilities incurred in connection therewith.

   10.2  Indemnification of Tenant.  To the extent that Tenant is not
         -------------------------
otherwise covered by insurance, Landlord shall indemnify and hold Tenant harmless from and against any and all losses, claims and damages arising from any act or omission to act, activity, work or thing done, permitted or suffered by Landlord its employees, agents, customers, or invitees in or about the Leaded Premises, and shall further indemnify and hold Tenant harmless from and against any and all claims arising from any breach or default in the performance of any obligation of Landlord to be performed under the terms of this Lease, or arising from any act or omission of Landlord or any of its agents, licensees or sublessees, contractors or employees, invitees or customers and from and against all costs, attorneys' fees, expenses and liabilities incurred in connection therewith.

   10.3 Indemnification of Other Tenants.  Tenant shall indemnify and
        --------------------------------
save harmless all other tenants of the Building from any loss or damage caused to the Building owing to the leakage or escape of water, gas or other substance from any pipes, machinery or equipment installed by Tenant, its agents or employees, whether or not approval has been granted by Landlord.

11. Damage, Destruction and Business Interruption.
    ---------------------------------------------

   11.1 Repair of Damage to Leased Premises.  If the Leased Premises of
        -----------------------------------
the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefore by the holder or holders or any mortgages encumbering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance process available therefore, provided such repairs can, in Landlord's sole opinion, be completed within sixty (60) calendar days after the occurrence of such damage without the payment of overtime or
other premiums.   Until such repairs are completed, Rent shall be
abated in proportion to the part of the Leased Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of Tent by reason of any portion of the Leased Premises being unusable for a period equal to ten (10) business days or less). If repairs cannot be completed with such sixty (60_ calendar days, Tenant shall have the right by notice given to Landlord within ten (10) days after Landlord's determination, to cancel this Lease as of the date of the occurrence of such damage and, if Tenant does not so cancel, Landlord may at its option make the repairs within a reasonable time and in such event, this Lease shall continue in effect and Rent shall be abated, if at all, in the manner provided above; however, if Landlord elects not to make such repairs, then either party may, by written notice to the other within thirty (30) calendar days after such election, cancel this Lease as of the date of the occurrence of such damage.

11.2	Building Damage.  If the Building throughout shall be injured
---------------
or damaged, whether by fire or otherwise (though the Leased Premises may not be affected, or if affected, can be repaired within sixty (60) calendar days) and within thirty (30) calendar days after the happening of such injury Landlord shall decide not to reconstruct or rebuild the Building, then, notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said thirty (30) calendar days, Tenant shall pay the Rent properly apportioned up to the date on which Tenant no longer uses and occupies the Leased Premises, this Lease shall terminate as of such date, and both parties hereto shall be freed and discharged of all further obligations hereunder.





11.3	Application of Insurance Proceeds.  Notwithstanding anything
---------------------------------
herein contained to the contrary, if the holder of any indebtedness secured by a mortgage covering the Building requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) calendar days after such requirement is made by any such holder, whereupon Landlord shall pay to Tenant Tenant's cost for improvements to the Leased Premises, Tenant shall pay the Rent, properly apportioned up to the date of termination pursuant to such written notice and all other payments due hereunder, this Lease shall terminate as of such date, and both parties hereto shall be freed and discharged of all further obligations hereunder.

12. Common Area.
    -----------

12.1	Definition.  The term "Common Areas" means all areas and
----------
facilities outside the Leased Premises that are part of the Building provided and designated for the common use and convenience of Tennant and other tenants of the Building, their respective officers, agents, employees, customers and invitees. Common Areas include, but are not limited to, corridors, lobbies, pedestrian sidewalks, stairways, landscaped areas, drinking fountains and rest rooms on multi-tenant floors, elevators and shipping and receiving areas of the Building, parking areas, private streets and lighting or utilities.

12.2	Maintenance.  Landlord will maintain, operate and repair (or
----------
cause others to do so) all of the Common Areas and keep the same in clean and sightly condition, during the tem of this Lease. Landlord shall have the right to adopt and promulgate reasonable rules and regulations from time to time concerning the Common Areas generally applicable to tenants and occupants of parking areas, if any, designated exclusively for customers of the Building. For the purpose of maintenance and repair, or to avoid any involuntary taking or to prevent the public from obtaining prescriptive rights, Landlord my temporarily close portions of the Common Areas, and such action shall not be deemed an eviction of Tenant or a disturbance of Tenant's use of the Leased Premises.

12.3	Tenant's Rights and Obligations.  Landlord grants to Tenant,
-------------------------------
during the term of this Lease, the non-exclusive right and license to use, for the benefit of Tenant and its officers, agents, employees, customers and invitees, in common with others entitled to such use, the Common Area as they from time to time exist, subject to the rights and privileges of Landlord reserved herein. Tenant shall not ay any time interfere with the rights of Landlord and others entitled to use any part of the Common Area, and shall not store, permanently or temporarily, any material, supplies or equipment in the Common Areas.

12.4	Changes to Common Areas.  Landlord, after delivery of
-----------------------
reasonable notice to Tenant, shall have the right at any time during the term to change, alter, remodel, reduce or improve the Common Areas, drains, pipes, heating and air conditioning apparatus or any other part of the Building, except the leased Premises, without compensation to Tenant provided that no such activities shall unreasonable interfere with the conduct of business by Tenant. For such purposes, Landlord may, if necessary, enter, pass through and work upon the Leased Premises; provided that Landlord shall carry out such work diligently and reasonably.

13. Subletting.
    ----------

   13.1 No Subletting or Assignment.  Tenant shall not sublet, or
        ---------------------------
advertise or offer to sublet or sublease, all or any part of the Leased Premises, nor assign, convey or mortgage this Lease or any interest herein, without the prior written consent of Landlord, which consent may be granted or refused in the sole discretion of Landlord.

   13.2 Subletting and Assignment Defined.  A sale by Tenant of
        ---------------------------------
substantially all of its assets, a merger of Tenant with another corporation, or the transfer of fifty percent (50%) or more of the beneficial ownership of the stock in a corporate tenant shall constitute a prohibited assignment hereunder. Consent by Landlord to any one assignment or subletting shall not in any way be construed as relieving Tenant from obtaining Landlord's express written consent to any further assignment or subletting.

   13.3 Documentation.  All documents utilized by Tenant to evidence
        -------------
any subletting or assignments to which Landlord may consent shall be subject to prior written approval by Landlord or its counsel. Tenant shall submit all financial statements and information for the proposed sublessee or assignee as requested by Landlord. Tenant shall pay all Landlord's costs and expenses, including reasonable attorneys' fees, incurred in determining whether or not to consent to any requested subletting or assignment and in reviewing and approving such documentation; provided, however, that no such costs or expenses shall be payable if no modification to this Lease is required.

14. Tenant's Default.
    ----------------

   14.1 Default.  If default shall be made in the payment of any sum to
        -------
be paid by Tenant under this Lease, and such default shall continue for five (5) calendar days, or default shall be made in the performance of any of the other covenants or conditions which Tenant is required to observe and to perform, and such default shall continue for fifteen
(15) calendar days after written notification of such other default by Landlord, or if the interest of Tenant under this Lease shall be levied upon under execution or other legal process, of if any petition shall be filed by or against Tenant to declare Tenant a debtor under the Federal Bankruptcy Code, for the reorganization or rehabilitation of Tenant or to delay, reduce or modify Tenant's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure if tenant is a corporation or other entity, or if Tenant be declared insolvent according to law, or if any assignment of Tenant's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Tenant or Tenant's property, then Landlord may treat the occurrence of any one or more of the foregoing events as a default under this Lease (provided that no such levy, lien, execution, legal process or petition filed against Tenant shall constitute a default under this lease if Tenant shall diligently contest the same by appropriate proceeding and shall remove or vacate the same within twenty (20) calendar days from the date of its creation, service or filing).




   14.2 Remedies.  In the event of a default under this Lease by
        --------
Tenant, Landlord shall have all of the following remedies, in addition to all rights and remedies provided at law or in equity:

     14.2.1 Termination of Lease.  Landlord may terminate this Lease
            --------------------
and forthwith repossess the Leased Premises and be entitle to recover as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises, including Landlord's attorneys' fees;
(ii) the unpaid Rent earned at the time of termination, plus interest thereon at the rate of twelve percent (12%) per annum from the due date; (iii) the balance of the Rent for the remainder of the Lease Term less the reasonable rental value; and (iv) damages for the wrongful withholding of the Leased Premises by Tenant.

     14.2.2 Repossession without Termination.  Landlord may retake
            --------------------------------
possession of the Leased Premises and shall have the right but not the obligation, without being deemed to have accepted a surrender thereof, and without terminating this Lease, to relet the same for the remainder of the Lease Term provided for herein upon terms and conditions satisfactory to Landlord; and if the Rent received through such reletting does not at least equal the Base Rent provided for herein, Tenant shall pay and satisfy any deficiency between the amount of the Rent so provided for and that received through reletting; and, in addition, Tenant shall pay all reasonable expenses incurred in connection with any such reletting, including, but not limited to, the cost of renovation, altering and decorating for an occupant and leasing commissions paid to any real estate broker or agent and attorneys' fee incurred.

   14.3 No Waiver.  No failure by Landlord to insist upon the strict
        ---------
performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent, additional rent or other payment during the continuance of any such breach, shall constitute or be implied as a waiver of any such breach or of any such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant or condition hereof shall continue in full force and effect with respect to any other than existing or subsequent breach thereof. Notwithstanding any termination of this Lease, the same shall continue in full force and effect as to any provisions which require observance or performance by Landlord or Tenant subsequent to such termination.

   14.4 Bankruptcy.  Nothing contained in this Article 14 shall limit
        -----------
or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater or equal to the amounts recoverable, either as damages or Rent, referred to in any of the proceeding provisions of this paragraph.

15. Quiet Environment
    -----------------

   15.1 Covenant of Quiet Environment.  Landlord agrees that Tenant,
        -----------------------------
upon paying Rent and other monetary sums due under this Lease and performing the covenants and conditions of this Lease, may quietly have, and hold and enjoy the Leased Premises during the term hereof, subject, however, to the provisions herein. Landlord agrees to make best efforts to protect Tenant from interference or disturbance by other tenants; however, Landlord shall not be liable for any interference or disturbance caused by other tenants or third parties, nor shall Tenant be released from any of its obligations under this Lease because of such interference or disturbance; provided, however, that if Tenant is prevented from doing business by interference or disturbance by other tenants or occupants of the Building and Landlord is not able to abate the interference or disturbance within sixty (60) days after Tenant has given landlord notice of the interference or disturbance, then Tenant shall have the right to cancel this Lease

16. General Provisions.
    ------------------

   16.1 Captions.  Article and paragraph captions are for convenience
        --------
only and are not a part of this Lease and shall not be used for interpretation or construction of this Lease.

   16.2 Time of Essence.  Time is of the essence of this Lease.
        ---------------

   16.3 Severability.  The invalidity of any provision of this Lease,
        ------------
as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

   16.4 Modification for Mortgage.  If any lending institution with
        -------------------------
whom Landlord negotiated or shall hereafter negotiate for interim, standby or permanent financing for the Building shall require a modification of this Lease as a condition to providing such financing, Landlord shall provide written notice of the requirement to Tenant and Tenant agrees within thirty (30) calendar days to make any such modification so long as it does not materially alter any of Tenant's obligations hereunder. If Tenant unreasonably fails or refuses to make such modification within said thirty (30) calendar day period this Lease may, at Landlords sole option, be terminated by Landlord as of the date set forth in a written notice from Landlord to Tenant, which date shall in no event by fewer than ninety (90) calendar days following such notice.

16.5 Entire Agreement.  This Lease, along with any exhibits or
     ----------------
attachments hereto, constitutes the entire agreement between the parties relative to the Leased Premises and there are no oral agreements or representations between the parties with respect to the subject matter hereof. This Lease supersedes and cancels all prior agreements and understandings with respect to the subject matter hereof. This Lease may be modified only in a writing, signed by the parties in interest at the time of modification.



   16.6 Recording.  This Lease shall not be recorded and any
        ---------
recordation shall be a default under this Lease.

   16.7 Binding Effect: Choice of Law.  Subject to any provision hereof
     -----------------------------
restricting assigning or subletting by Tenant and subject to the provisions for the transfer of Landlord's interest, this Lease shall be binding upon and inure to the benefit of the parties, their successors and assigns. This Lease shall be governed by the laws of the State of Nevada.

   16.8 Entry by Landlord.  After reasonable notice delivered to
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Tenant, Landlord and its agents shall have the right to enter and inspect the Leased Premises at reasonable times for the purpose of examining and ascertaining the condition of the Leased Premises or inspecting the same, to supply limited janitorial services and any other services to be provided by Landlord hereunder, and make such alterations, repairs, deliveries, improvements or additions to the Leased Premises or to the Building as Landlord may deem necessary or desirable. If Tenant shall no be personally present to open and permit any entry into the Leased Premises at any time when such entry by Landlord is necessary, Landlord may enter by means of a master key without liability to Landlord and without affecting this Lease.

   16.9 Authority.  If Tenant is a corporation or if any party binding
        ---------
Tenant is a corporation, said corporation and each individual executing this Lease on behalf of said corporation represents and warrants that such individual is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation and that this Lease is binding upon said corporation in accordance with its terms.

   16.10 Notices.  Any notice or document required or permitted to be
         -------
delivered hereunder shall be deemed to be duly given when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, or when sent by overnight delivery service, or when hand-delivered against receipt, addressed to the parties hereto at the respective addresses set forth in paragraph G of the Summary of Basic Lease Terms, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

Any notice may be given on behalf of a party by its attorney and, in the case of Landlord, by Landlord's real estate agent for the Building.

   16.11 Security Deposit.  As additional security for the full and
         ----------------
prompt performance by Tenant of the terms and covenants of this Lease, Tenant shall deposit with Landlord the sum set forth in paragraph F of the Summary of Basic Lease Terms, which shall not constitute rent for any month (unless so applied by Landlord on account of Tenant's default). Tenant shall, upon demand, restore any portion of said security deposit which may be applied by Landlord to cure any default by Tenant hereunder. To the extent that Landlord has not applied said sum on account of default, the security deposit shall be returned (without interest) to Tenant promptly after termination of this Lease.




   16.12 Counterparts.  This Lease may be executed in several
         ------------
counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

   16.13 Early Termination.  In the event that Landlord enters into a
         -----------------
binding contract for the sale of the Building with a third party in an arms length transaction, or enters a long-term lease for the Building (such lease having a base term of twenty-five (25) years of greater), Landlord shall, within ten (10) business days of entry into such agreement, deliver notice of such agreement in writing to Tenant. Tenant shall have the right, but not the obligation, to remain in possession of the Leased Premises, under the terms of this Lease, for a period of one hundred twenty (120) days from the date of Landlord's delivery of such notice. Upon Tenant's vacation of the Leased Premises pursuant to the terms of this section 16.13, neither Landlord nor Tenant will have any further obligation to the other hereunder except as otherwise specifically provided.

    IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.


                                       LANDLORD:




                                       --------------------------------



                                       TENANT:
                                       GAMING VENTURE CORP., U.S.A.




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